UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2016

CASCADIAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33882	26-0868560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Fourth Avenue, Suite 500

Seattle, Washington 98121

(Address of principal executive offices, including zip code)

(206) 801-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 4, 2016, Cascadian Therapeutics, Inc. (the “Company”) issued a press release announcing that its board of directors has approved a plan for a reverse split of the Company’s common stock to increase its share price and reduce the number of authorized and outstanding shares. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The Company plans to hold a special meeting on November 18, 2016 at the Company’s headquarters to obtain stockholder approval of the reverse split, proposed at a ratio of not less than 1-for-4 and not greater than 1-for-10, and to reduce the total authorized shares of the Company’s common stock by a ratio of two times (2x) the reverse split ratio. The Company believes these proposals will provide shares to operate and fund the Company’s programs. The Cascadian board of directors will set the exact range and timing of the reverse split and reduction of authorized common stock at its discretion following approval by stockholders and before December 31, 2016. Holders of the Company’s common stock as of the close of business on September 30, 2016 will be entitled to notice of and to vote at the special meeting.

On October 4, 2016, the Company filed with the U.S. Securities Exchange Commission a preliminary proxy statement on Schedule 14A statement regarding the special meeting with the U.S. Securities and Exchange Commission. The preliminary proxy statement and the Company’s 2015 annual report can be accessed for free at www.sec.gov. The Company’s 2015 annual report can also be accessed for free on SEDAR in Canada. Investors are encouraged to read the preliminary proxy statement because it includes important information regarding the special meeting.

The Company’s board of directors is soliciting proxies in connection with the special meeting. Directors and executive officers of the Company have no substantial interests, directly or indirectly, in the matters to be voted upon at the special meeting, except to the extent of their ownership of shares of the Company’s common stock and securities convertible to or exercisable for common stock.

While the Company intends to effect the reverse stock split and authorized share reduction, subject to market and other customary conditions, including stockholder approval, there can be no assurance that the reverse stock split and authorized share reduction will be consummated or that either will achieve its intended effects. The Company reserves the right, in its discretion, to abandon the reverse stock split and authorized share reduction at any time prior to filing the applicable certificate of amendment with the Delaware Secretary of State.

Forward-Looking Statements

This communication contains statements that are forward-looking. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include the Company’s expectations regarding the proposed reverse stock split, reduction in authorized capital and special meeting.

Forward-looking statements involve risks and uncertainties related to the Company’s business and the general economic environment, many of which are beyond its control. These risks, uncertainties and other factors could cause the Company’s actual results to differ materially from those projected in forward-looking statements, including the risks associated with the costs and expenses of developing its product candidates, the adequacy of financing and cash, cash equivalents and investments, changes in general accounting policies, general economic factors, achievement of the results it anticipates from its preclinical development and clinical trials of its product candidates and its ability to adequately obtain and protect its intellectual property rights. Although the Company believes that the forward-looking statements contained herein are reasonable, it can give no assurance that its expectations are correct. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. For a detailed description of the Company’s risks and uncertainties, you are encouraged to review the documents filed with the securities regulators in the United States on EDGAR and in Canada on SEDAR. Except as required by law, the Company does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Cascadian Therapeutics, Inc. dated October 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADIAN THERAPEUTICS, INC.

By:	/s/ Julia M. Eastland
Julia M. Eastland
Chief Financial Officer

Date: October 4, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Cascadian Therapeutics, Inc. dated October 4, 2016.

5